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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 29, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


            MICHIGAN                                    38-1999511
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)


 25505 W. TWELVE MILE ROAD, SUTIE 3000                  48034-8339
       SOUTHFIELD, MICHIGAN                             (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously announced, Credit Acceptance Corporation (the "Company") was unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2004. As a result, the Company is not in compliance with certain covenants in its Third Amended and Restated Credit Acceptance Corporation Credit Agreement dated as of June 9, 2004, among the Company, the Lenders which are parties thereto from time to time (each a "Bank" and collectively, the "Banks"), and Comerica Bank as Administrative Agent for the Banks (in such capacity, "Agent"), as amended, (the "Credit Agreement").

         On April 29, 2005, the Company and certain other parties to the Credit Agreement executed an Extension, Waiver and Amendment (the "Waiver"), whereby the applicable parties waived the breach of provisions of the Credit Agreement resulting from the Company's ongoing discussions concerning its accounting policies with Deloitte & Touche LLP and the Company's resulting inability to timely file its Form 10-K. The Waiver expires on May 31, 2005.

         In addition, the Waiver amended a provision in the Credit Agreement relating to the delivery of certain forward-looking financial information to the Banks and permanently waived any related default with respect to that provision.

         The Company is in the process of obtaining SEC guidance as to the proper accounting methodology in connection with how it accounts for loans. There can be no assurance as to the length of time necessary to complete this process or to complete its Form 10-K following completion of the process, and the Company believes it is unlikely that it will file its 2004 Form 10-K prior to May 31, 2005. If the Company is not able to determine the appropriate accounting policies for loans and file its Form 10-K prior to such date, it intends to seek an extension of the Waiver from the Banks.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT ACCEPTANCE CORPORATION
                                           (Registrant)

                                           By: /s/ Douglas W. Busk
                                               ---------------------------------
                                               Douglas W. Busk
                                               Treasurer
                                               April 29, 2005